Supplement Dated December 27, 2018

to the

Prospectus Dated May 21, 2018

and the

Statement of Additional Information Dated May 21, 2018

for the

Farmers® LifeAccumulator

Issued by

Farmers New World Life Insurance Company

through its

Farmers Variable Life Separate Account A

This Supplement updates certain information in your variable life insurance policy (“Policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Home Office Address Change

Effective December 31, 2018, Farmers New World Life Insurance Company will move its Home Office. In order to reflect this change, effective December 31, 2018, the language in your Prospectus and Statement of Additional Information (“SAI”) is updated as follows:

•	Any reference to the Home Office location shall be deleted in its entirety and replaced with the following:

3120 139th Ave. SE

Suite 300

Bellevue, WA 98005

Principal Underwriter and Broker Dealer Address Change

Effective December 31, 2018, Farmers Financial Solutions, LLC (“FFS”) will move its home office. In order to reflect this change, effective December 31, 2018, the language in your Prospectus and SAI is updated as follows:

•	Any reference to FFS’s home office location shall be deleted in its entirety and replaced with the following:

31051 Agoura Road

West Lake Village, CA 91361

Death Benefit Proceeds

Effective December 31, 2018, on page 32 of the Prospectus, the second full paragraph under the Death Benefit Proceeds heading, which begins “If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds at least $10,000 . . .”, is hereby deleted in its entirety.

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If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 31051 Agoura Road, Westlake Village, CA 91361. 1-818-874-1500.

Member FINRA.